UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

Form 8-K

Current Report

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported):  May 15, 2006

LONG BEACH SECURITIES CORP.

(Exact name of registrant as specified in its charter)

333-131252

(Commission File Number)

Delaware	33-0917586
(State or other jurisdiction of incorporation)	(I.R.S. Employer Identification No.)

1400 South Douglass Road, Suite 100, Anaheim, California 92806

(Address of principal executive offices, with zip code)

(714) 939-5200

(Registrant’s telephone number, including area code)

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐            Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐            Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐            Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐            Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

SECTION 6  ASSET-BACKED SECURITIES

Item 6.01.  ABS Informational and Computational Material.

ABS informational and computational material consisting of static pool information for the depositor and/or sponsor is provided on the following exhibits attached to this Form 8-K:

Exhibit Number	Description

99.1	Program: Long Beach Mortgage Company as sponsor of prior securitized pools of sub-prime residential mortgage loans for which Long Beach Securities Corp. acted as depositor in a registered transaction

Original Characteristics of Prior Securitized Pools of Sub-Prime Loans (All Liens)

99.2	Program: Long Beach Mortgage Company as sponsor of prior securitized pools of sub-prime residential mortgage loans for which Long Beach Securities Corp. acted as depositor in a registered transaction

Original Characteristics of Prior Securitized Pools of Sub-Prime Loans (Lien 1)

99.3	Program: Long Beach Mortgage Company as sponsor of prior securitized pools of sub-prime residential mortgage loans for which Long Beach Securities Corp. acted as depositor in a registered transaction

Original Characteristics of Prior Securitized Pools of Sub-Prime Loans (Lien 2)

99.4	Program: Long Beach Mortgage Company as sponsor of prior securitized pools of sub-prime residential mortgage loans for which Long Beach Securities Corp. acted as depositor in a registered transaction

Delinquency, Loss and Prepayment Information for Prior Securitized Pools for Sub-Prime Loans (All Liens)

99.5	Program: Long Beach Mortgage Company as sponsor of prior securitized pools of sub-prime residential mortgage loans for which Long Beach Securities Corp. acted as depositor in a registered transaction

Delinquency, Loss and Prepayment Information for Prior Securitized Pools for Sub-Prime Loans (Lien 1)

99.6	Program: Long Beach Mortgage Company as sponsor of prior securitized pools of sub-prime residential mortgage loans for which Long Beach Securities Corp. acted as depositor in a registered transaction

Delinquency, Loss and Prepayment Information for Prior Securitized Pools for Sub-Prime Loans (Lien 2)

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

LONG BEACH SECURITIES CORP.

Date: May 15, 2006	By:	/s/ Michael J. Giampaolo
	Name:	Michael J. Giampaolo
	Title:	Executive Vice President

EXHIBIT INDEX

Exhibit Number	Description

99.1	Program: Long Beach Mortgage Company as sponsor of prior securitized pools of sub-prime residential mortgage loans for which Long Beach Securities Corp. acted as depositor in a registered transaction

Original Characteristics of Prior Securitized Pools of Sub-Prime Loans (All Liens)

99.2	Program: Long Beach Mortgage Company as sponsor of prior securitized pools of sub-prime residential mortgage loans for which Long Beach Securities Corp. acted as depositor in a registered transaction

Original Characteristics of Prior Securitized Pools of Sub-Prime Loans (Lien 1)

99.3	Program: Long Beach Mortgage Company as sponsor of prior securitized pools of sub-prime residential mortgage loans for which Long Beach Securities Corp. acted as depositor in a registered transaction

Original Characteristics of Prior Securitized Pools of Sub-Prime Loans (Lien 2)

99.4	Program: Long Beach Mortgage Company as sponsor of prior securitized pools of sub-prime residential mortgage loans for which Long Beach Securities Corp. acted as depositor in a registered transaction

Delinquency, Loss and Prepayment Information for Prior Securitized Pools for Sub-Prime Loans (All Liens)

99.5	Program: Long Beach Mortgage Company as sponsor of prior securitized pools of sub-prime residential mortgage loans for which Long Beach Securities Corp. acted as depositor in a registered transaction

Delinquency, Loss and Prepayment Information for Prior Securitized Pools for Sub-Prime Loans (Lien 1)

99.6	Program: Long Beach Mortgage Company as sponsor of prior securitized pools of sub-prime residential mortgage loans for which Long Beach Securities Corp. acted as depositor in a registered transaction

Delinquency, Loss and Prepayment Information for Prior Securitized Pools for Sub-Prime Loans (Lien 2)